UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan	48377
(Address of principal executive offices)	(Zip Code)

(248) 489-9300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

Amended and Restated 2018 Directors’ Restricted Shares Plan

The Company held its Annual Meeting of Shareholders on May 15, 2018 (the “2018 Annual Meeting”).

At the 2018 Annual Meeting, the Company’s shareholders approved the 2018 Amended and Restated Directors’ Restricted Share Plan (the “2018 Plan”). The 2018 Plan amended and restated the Directors’ Restricted Share Plan (the “DRSP”) to increase the number of common shares available for issuance by an additional 150,000 common shares, bringing the total to 850,000 common shares. In addition, the material changes made to the DRSP in the 2018 Plan are the (i) elimination of the vesting of Restricted Shares granted under the DRSP in the event of “Potential Change in Control” (as defined in the DRSP), and (ii) clarification that forfeited Restricted Shares, but not Restricted Shares used to satisfy tax withholding obligations, shall remain available for issuance under the 2018 Plan. A description of the 2018 Plan is included in the Company’s proxy statement for the 2018 Annual Meeting filed with the SEC on Schedule 14A on April 5, 2018. A copy of the 2018 Plan is attached hereto as Exhibit 99.1.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting the following matters were voted on by the Company’s shareholders:

1.	The eight Company nominees for election to the Board of Directors were elected, each for a one-year term, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Jonathan B. DeGaynor	22,563,728	123,580	1,842,473
Jeffrey P. Draime	22,268,729	418,579	1,842,473
Douglas C. Jacobs	22,340,809	346,499	1,842,473
Ira C. Kaplan	22,546,759	140,549	1,842,473
Kim Korth	22,492,808	194,500	1,842,473
William M. Lasky	22,218,134	469,174	1,842,473
George S. Mayes, Jr.	22,609,349	77,959	1,842,473
Paul J. Schlather	22,614,464	72,844	1,842,473

2.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2018 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
24,361,785	149,859	18,137	-

3.	A non-binding advisory resolution to approve the 2017 compensation paid to the Company’s Named Executive Officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
22,130,406	530,416	26,486	1,842,473

4.	The approval of the 2018 Amended and Restated Directors’ Restricted Shares Plan:

For	Against	Abstain	Broker Non-Votes
21,679,836	990,802	16,670	1,842,473

The Company’s policy is to have an advisory non-binding shareholder vote on the compensation of the Company’s Named Executive Officers on an annual basis until the next required shareholder vote on how frequently shareholders will vote on a non-binding resolution to approve the compensation of the Company’s Named Executive Officers.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Amended and Restated 2018 Directors’ Restricted Shares Plan of Stoneridge, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 16, 2018	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Chief Financial Officer and Treasurer (Principal Financial Officer)